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                                                                    EXHIBIT 10.5

                           CONVERTIBLE TERM LOAN NOTE

$1,600,000                                                      January 11, 1999

         FOR VALUE RECEIVED, the undersigned does hereby promise to pay, in immediately available funds, on or before December 1, 2001 to the order of the Kapoor Pharma Investments, L.P. ("Lender") at its principal office at 225 East Deerpath Road, Suite 250, Lake Forest, Illinois, the principal sum of ONE MILLION SIX HUNDRED THOUSAND AND 00/100 Dollars ($1,600,000) or the aggregate unpaid Principal amount set forth on Schedule A attached hereto, whichever is less, and to pay interest on the unpaid principal amount hereof, computed on the basis of the actual number of days elapsed in a year of 365/366 days, from the date hereof at the rate of 200 basis points (2%) over the Prime Rate of interest, adjusted quarterly on each April 1, July 1, October 1 and January 1 while this Note is outstanding. As used herein, "Prime Rate" shall mean the rate of interest charged from time to time by and announced by the LaSalle National Bank, Chicago, Illinois (the "Bank") as its Prime Rate, which rate, however, may not be the lowest rate offered by such Bank to its customers. Interest shall be payable at Maturity, as defined in the Convertible Term Note Agreement by and between the Maker and Lender of even date herewith (the "Note Agreement") unless accelerated by conversion of a portion of this Note or otherwise in accordance with the terms of the Note Agreement, in which case interest on the portion of this Note so converted or accelerated shall be Payable at such time. This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the Note Agreement and is secured in accordance with the provisions of Section 2 C. of the Note Agreement; but neither this reference to the Note Agreement or any financing statement or other document which may be executed pursuant to the Note Agreement to evidence the Lender's secured position in the undersigned's assets shall effect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay the principal of and interest on this Note as herein provided.

         The undersigned hereby agrees that except as may be inconsistent with any other provision of this Note, the provisions of the Note Agreement are incorporated in this Note by reference as though specifically set forth herein and made with reference hereto (including all amendments or waivers given in connection with such Note Agreement prior to the date hereof). The provisions of the Note Agreement incorporated herein shall continue in full force and effect with respect to this Note notwithstanding any amendment thereto or waiver hereafter given to any provision thereof.

         This Note has been subordinated to all indebtedness now or hereafter owing by the undersigned to LaSalle National Bank (the "Senior Lender") as provided in the Subordination Agreement by and among the undersigned, the Lender and the Senior Lender (the "Subordination Agreement') dated as of December 22, 1998. Each holder by its acceptance of this instrument hereof agrees to be subject to the terms and conditions of the Subordination Agreement to the same extent that Lender is bound and, upon request of the Senior Lender, shall execute a subordination agreement on the same terms and conditions.



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         The undersigned authorizes the Lender, without giving notice and without affecting the liability of the undersigned, to extend the time of payment of, or assign, this Note in whole or in part.

         No delay on the part of the Lender in exercising any right under this Note, any security agreement, guaranty or other undertaking securing or affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Lender under this Note operate as a waiver of any other right.

         The undersigned promises and agrees to pay all costs of collection (including reasonable paralegal and attorneys' fees and their expenses) incurred or paid by the Lender in enforcing this Note upon the occurrence of any Event of Default as defined in the Note Agreement.

         If any provision of this Note is held to be void or unenforceable, such provision, at the option of the Lender, shall be deemed omitted and this Note, with such provision omitted, shall remain in full force and effect.

         This Note shall be governed by and construed m accordance with the laws of the State of Illinois in all respects, including matters of construction, validity and performance.


                                            HORIZON PHARMACEUTICALS CORPORATION



                                            By:
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                                            Its:
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